Exhibit 32.1

CERTIFICATION

I, John P. McLaughlin, President, Chief Executive Officer and Acting Chief Financial Officer of PDL BioPharma, Inc. (the “Registrant”), hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1) the Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, of the Registrant, to which this certification is attached as an exhibit (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

A signed original of this written statement required by Section 906 will be provided to the Securities and Exchange Commission or its staff upon request.

Date:	May 9, 2013

/s/ John P. McLaughlin
John P. McLaughlin President, Chief Executive Officer and Acting Chief Financial Officer (Principal Executive and Financial Officer)